CATALYST BIOSCIENCES © Catalyst Biosciences Corporate Overview 14 December 2020 Exhibit 99.2

© Catalyst Biosciences Forward looking statements Certain information contained in this presentation and statements made orally during this presentation include forward-looking statements that involve substantial risks and uncertainties. All statements included in this presentation, other than statements of historical facts, are forward-looking statements. Forward-looking statements include, without limitation, statements about Catalyst’s product candidates and the benefits of its protease engineering platform, potential markets for and advantages of MarzAA and DalcA; plans in Q4 2020 to enroll a pivotal Phase 3 registration study of MarzAA; the initiation of a Phase 1/2 trial in patients with FVII Deficiency, Glanzmann Thrombasthenia, and patients treated with Hemlibra; MarzAA as possibly the first prophylactic for FVII Deficiency and Glanzmann Thrombasthenia; the potential for MarzAA and DalcA to effectively and therapeutically treat hemophilia subcutaneously; projected complement market opportunity, solution to fundamental shortcomings in current treatment options, plans to enroll the CB 4332 observational trial in the Company’s complement program in mid-2021, and ongoing updates related to CB 4322 and the C4b degrader. Actual results or events could differ materially from the plans, intentions, expectations and projections disclosed in the forward-looking statements. Various important factors could cause actual results or events to differ materially, including, but not limited to, the risk that trials and studies may be delayed as a result of COVID-19 and other factors, that trials may not have satisfactory outcomes, that human trials will not replicate the results from earlier trials, the risk that costs required to develop or manufacture the Company’s products will be higher than anticipated, including as a result of delays in development and manufacturing resulting from COVID-19 and other factors, the risk that Biogen will terminate Catalyst’s agreement, competition and other risks described in the “Risk Factors” section of the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission ("SEC") on February 20, 2020, Quarterly Report on Form 10-Q filed with the SEC on November 5, 2020, and in other filings with the SEC. The forward-looking statements in this presentation represent the Company's view as of the date of this presentation and the Company does not assume any obligation to update any forward-looking statements, except as required by law.

© Catalyst Biosciences Catalyst Biosciences – Protease medicines Late-stage asset SQ Marzeptacog alfa (activated) MarzAA (FVIIa) Phase 3 Complement CB 2782-PEG IVT Anti-C3 Dry AMD CB 4332 SQ Enhanced CFI SQ Systemic Complement Degraders Hemostasis SQ MarzAA (FVIIa) SQ Dalcinonacog alfa – DalcA (FIX) Factor IX Gene Therapy Factor Xa Protease engineering platform

© Catalyst Biosciences Catalyst’s protease platform generates differentiated therapeutics Unique expertise in protease biology enables design of optimized protease therapeutics Functionally enhanced natural proteases in biological pathways Modulate biological activation & inactivation pathways Engineered novel protein degraders Protease scaffold Therapeutic protease Structure guided design Pharmacokinetic improvement Molecular evolution Our Proteases Discovery Platform Engineered regulation

© Catalyst Biosciences Clinical & partnering success of the CBIO protease platform Before treatment On treatment Marzeptacog alfa (activated) Dalcinonacog alfa CB 2782-PEG Engineered rFVIIa protease 90% reduction in annualized bleed rate Achieved sustained & high target levels of FIX Best-in-class profile for dry AMD Extended pharmacodynamics Engineered rFIX protease Novel C3 degrader 50% 5% 1% Mild Hemophilia Normal clotting levels Severe Hemophilia Moderate Hemophilia

Pipeline

Hemostasis

SQ Marzeptacog alfa (activated) "MarzAA"
Hemophilia A or B with inhibitors – ToB

FVIID/Glanzmann /Hemlibra – ToB

Complement

IVT CB 2782-PEG Biogen
Anti-C3 protease for Dry AMD

SQ CB 4332 Enhanced CFI

C4b Degrader

Additional programs

Hemostasis

SQ Dalcinonacog alfa "DalcA"
Hemophilia B (rFIX)

CB 2679d-GT
Hemophilia B FIX Gene Therapy


R
PC
P1/2
P2
P3

© Catalyst Biosciences

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Marzeptacog alfa (activated) – MarzAA: SQ rFVIIa

Addresses a clear unmet need in hemophilia & other bleeding disorders



P129A
T128N
M298Q
Q286R
Increased procoagulant activity

9-fold higher activity *vs* NovoSeven RT

+ Potency allows for SQ dosing that prolongs half-life
+ Simple, small volume SQ administration

Preclinical efficacy of SQ on-demand treatment

+ HA mouse after tail cut; HA dog; HA rat

P2/3 prophylaxis efficacy & safety in HA or HB with inhibitors

+ 46 patients treated including: single dose IV, up to 3 SQ doses/day, & daily SQ up to 97 days

FDA Fast Track designation for treatment of episodic bleeding in Hem A or H with inhibitors

+ Granted on 6 December 2020

© Catalyst Biosciences

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SQ MarzAA is a large commercial opportunity

Global NovoSeven sales breakdown by indication (2019)



$139M
$63M
$93M
$81M
$263M
$578M
$1.2B
Hem A Inh (47%)
Hem B Inh (11%)
Other (22%)
FVII Def (5%)
Glanzmann (7%)
AHA (8%)

SQ MarzAA has a superior profile

- Faster & easier to administer *vs* N7 dosed every 2 hours IV until hemostasis
- MarzAA SQ half-life ~8x longer than N7
- 9-fold higher activity *vs* N7
- Potential to reduce rebleeding
- Stops bleeding in multiple preclinical models
- Can be combined with Hemlibra *in vitro* without increased thrombogenicity
- Ideal for pediatrics and patients with venous access issues
- Prophylaxis efficacy demonstrated in P2

Source: Adivo Associates market research; Catalyst Biosciences market research. Data on file

© Catalyst Biosciences

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© Catalyst Biosciences MarzAA could be the first prophylactic for Glanzmann & FVIID Global NovoSeven on demand sales Glanzmann Thrombasthenia, FVIID Unmet need in prophylaxis Growing number of Glanzmann Thrombasthenia and FVIID patients treated with NovoSeven Source: Catalyst Biosciences, Adivo Associates Market Research, Data on file. *Note: Treated patients may be counted multiple times as patients may have multiple bleeding events per year needing factor treatment 9% total increase in patients over 3 years

Phase 2: Daily SQ dosing for 44 – 97 days © Catalyst Biosciences MarzAA is efficacious with daily prophylaxis Greater than 90% reduction in all bleeding – Median ABR = 0 2 subjects had dose escalation from 30 to 60 μg/kg Safe & well tolerated, ~1% ISR (6/517 doses) & no ADA Mahlangu et al. EAHAD 2020 Annualized bleed rate n = 9 Proportion of days with bleeding n = 9 6 m pre-treatment On treatment 19.8 1.6, p = 0.009 6 m pre-treatment On treatment 12.3% 0.8%, p = 0.009

Unmet need in treatment of a bleed

NovoSeven

+ Patients reported needing an average of **6 hours and 3 infusions** of NovoSeven to resolve bleeds
+ Some bleeds take longer than 72 hours to resolve[1,2,3]

Current bypass agents require multiple infusions over the course of hours

MarzAA

+ MAA-102: PK MarzAA levels support SQ ToB
+ Target levels are **rapidly achieved**
+ Target levels can be maintained for 18 hours with a single SQ dose of 60 µg/kg

Clinical PK MarzAA levels support SQ ToB

Source: [1]NovoSeven PI Rev 7/2020; [2]Adivo Associates market research; [3]Catalyst Biosciences market research; Data on file; Neuman *et al.* ISTH 2020

© Catalyst Biosciences

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© Catalyst Biosciences Hemophilia A or B with inhibitors, ABR ≥ 8 Crimson 1 Phase 3 study: Treatment of episodic bleeding MarzAA SQ 60 µg/kg 1-3 doses 130 bleeds per sequence ≤5 bleeds per patient N = 30 SOC IV 1-3 doses ≤5 bleeds per patient 114 bleeds per sequence MarzAA SQ 60 µg/kg 1-3 doses ≤5 bleeds per patient 114 bleeds per sequence 130 bleeds per sequence ≤5 bleeds per patient SOC IV 1-3 doses N = 30 Primary endpoint Non-inferior hemostatic efficacy: standard 4-point scale at 24 h Secondary endpoints Time to bleed resolution; number of doses; rescue meds Safety Adverse events, anti-drug antibodies (ADA); thrombosis Statistics + SOC estimate 85% Excellent/good treatment of bleeds + Non-inferiority margin of 12% + 2.5% significance, one-sided + 90% power ● ● ●

MAA-202 Phase 1/2 study design

FVII deficiency, Glanzmann Thrombasthenia and HA on Hemlibra: N = 8 each

Phase 1 PK

MarzAA IV each cohort

Single dose

MarzAA SQ

Single dose escalation

Multiple dose Q3H

Phase 2 ToB

MarzAA SQ 1-3 doses

FVIID ≥30 bleeds

GT ≥30 bleeds

HA ≥15 bleeds

- **Phase 1**

  Primary endpoint:
  Pharmacokinetics

  Secondary endpoint:
  Pharmacodynamics

- **Phase 2 ToB**

  Primary endpoint:
  Hemostatic efficacy at 24 hours

  Secondary endpoints:
  Effective hemostasis at successive timepoints; doses needed; rescue meds

  Safety:
  Adverse events and ADA

© Catalyst Biosciences
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Catalyst's complement pipeline

1 CB 2782

CB 2782

Novel engineered C3 degrader established Catalyst in complement

Biogen

2 CB 4332

CB 4332 Leads Catalyst's expansion into systemic complement in CFI dysregulation

3 C4b Degraders

Next generation of specific and potent C4b degraders targets classical complement disorders with large market potential

4 NextGen Degraders

Future complement degraders broaden Catalyst's footprint

© Catalyst Biosciences

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Complement is a perfect fit to develop protease therapeutics

The complement pathway is driven by a protease cascade


CP
LP
AP
Damaged/altered/foreign cells and debris
Exacerbation
Exacerbation
Neoepitopes/
autoepitopes
NAb
AAb
MBL
Fcn
CL
DAMP
FP
Tick-over
Immune modulation
C1qR
C1q
C1r
C1s
MASP1
MASP2
MASP3
C3*
C3
C3b
C1-INH
pFD
FD
FB
C2
C4
C4a
FP
C3*Bb
FD
FB
C4BP
C4b2b
FH
Circulation turnover
Extrinsic protease
C3
C3bBb
FP
Immune modulation
C3aR
C3a
FD
C3bBb
C3 convertase
FP
Amplification
C3a-dR
FB
CPN
C3b
FH
CD55
CR1
CR1
Adhesion
C4b2b3b
C3bBb3b
C5 convertase
FP
C5a-dR
C3b
CR46
Immune modulation
CPN
CD46
Chemotaxis, inflammatory signaling and cell activation
C5aR2
C5aR1
C5a
C5
Extrinsic proteases
FH
FB
CR1
C5b
iC3b
CR4
CR3
Phagocytosis
Trafficking
Signaling
C6
C7
C8
C9n
CR1
FI
Lysis, cell damage
MAC
CD59
C3dg
CR2
Adaptive signaling
Terminal pathway
Breakdown pathway

80%

of the complement cascade is regulated by proteases

Reference: Figure adapted from Mastellos et al., Clinical promise of next-generation complement therapeutics. Nature Reviews. 2019

© Catalyst Biosciences

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© Catalyst Biosciences Complement plays a critical role in many diseases Nephrology Hematology/Oncology Endocrine/Metabolism Infectious Disease Cardiovascular Dermatology Neurology Musculoskeletal Immunology Ophthalmology Pulmonology Gastroenterology References: Globaldata consensus net sales forecast 2020 Late-stage complement therapies projected to achieve net sales over $12B by 2026

© Catalyst Biosciences Proteases are ideal for high abundancy targets & cascades A better way to regulate biological processes compared with antibodies & small molecules Efficient regulation at low concentrations of therapeutic protease Requires high antibody concentrations in excess of the target Requires high concentrations & frequent dosing Protease Antibodies Small molecules / peptides Therapeutic target neutralization

© Catalyst Biosciences Protease advantage demonstrated in vivo CB 2782-PEG Designed for a best-in-class anti-C3 profile in dry AMD CB 2782-PEG degrades C3 levels in the eye for at least 28 days in a non-human primate model Catalytic advantage of proteases One therapeutic molecule neutralizes 1000s Fast & potent response Extended pharmacodynamic effect Can activate or degrade therapeutic targets Engineered novel protein degraders “sweep away” difficult to drug targets

© Catalyst Biosciences CB 2782-PEG long acting anti-C3 protease Geographic atrophy in dry AMD can result in blindness Advanced stage of dry age-related macular degeneration (dAMD) dAMD affects ~1M people in the US & >5M ww, no currently approved therapy Global market estimated at >$5B C3 is a clinically validated target (randomized P2) for the treatment of dAMD Best-in-class anti-C3 profile for dry AMD Generated from Catalyst’s proprietary protease engineering platform Potent, selective and long acting anti-C3 protease that degrades C3 into inactive fragments Preclinical NHP PK & PD data* predict best-in-class human intravitreal dosing three or four times a year *Furfine et al. ARVO 2019 Biogen collaboration $15M upfront, up to $340M in milestones and tiered royalties up to low double digits Catalyst to perform fully funded pre-clinical and manufacturing activities Biogen responsible for IND-enabling activities, worldwide clinical development & commercialization

Classical pathway Alternative pathway © Catalyst Biosciences CB 4332 - Catalyst’s enhanced CFI Specifically addresses the problem by restoring CFI regulation of the system C4 C2 C1r C1s C3b C3 (H2O) FD FB CB 4332: Enhanced CFI C4b

CB 4332: Enhanced Complement Factor I

CBIO's Next SQ Development Candidate to restore CFI regulation


Half-Life
Extension
Technology

Engineered for an extended half-life

+ Once weekly SQ therapy

Full activity comparable to native CFI

+ Classical and alternative pathway regulation

Efficient high yield production process

Rationale & Unmet Need

+ **Restores normal complement system** in patients with dysregulated CFI
+ **No specific therapies exist** to correct CFI dysregulation
+ Targets population with **no treatment or who respond poorly to current treatments**[1,2]
+ **Genetically defined patient population**

References: [1]Bienaime et al. Kidney Int. 2010; [2]Ferreira et al. Nefrologia. 2016; Note: CFH = Complement factor H; Structural model based on PDB 2XRC.

© Catalyst Biosciences

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CB 4332 market opportunity

US / EU5 market opportunity


IC-MPGN
C3G
aHUS

Additional opportunity in CFI Deficiency outside nephrology

$500M

Market opportunity in CFI deficient aHUS, C3G, IC-MPGN

Unmet needs

Significant opportunity for patients with CFI mutations

0 Specific systemic therapies in development for patients with dysregulated CFI

0 Therapies addressing the root cause of disease

0 Approved treatments for C3G, IC-MPGN, CFID

CFI mutations are significant drivers of disease

Note: aHUS = atypical Hemolytic Uremic Syndrome, C3G = Complement 3 Glomerulopathy, IC-MPGN = Immune-Complex Membranoproliferative Glomerulonephritis, CFID = Complement Factor I Deficiency

References: Bresin et al. JASN. 2005; Fremeaux-Bacchi et al. ASN. 2013; Rui-Ru et al. Jour Rare Dis Res. 2018; Servais et al. Kidney Int. 2012; Iatropoulous et al. Mol Immunol. 2016; Hou et al. Kidney Int. 2014; Alba-Domiguez et al. J rare Dis. 2012. El Sissy et al. Front. Immunol. 2019; Shields et al. Front Immunol. 2019; Naesens et al. Jour Allergy and Clin Immunol. 2020. Yan et al. Clin Epi 2020; Smith et al. Nature Reviews. 2020; Noris et al. Clin J Am Soc Nephrol. 2010; CBIO KOL interviews

© Catalyst Biosciences

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CB 4332 - CFI dysregulation observational study

Observational trial to identify CFI deficient patients for further CB 4332 clinical development


Screening
Total ≥ 24 Subjects (male/female)
≥ 12 years of age
Study / Observational Period (6 m)
Cohort 1: aHUS
Cohort 2: C3G / IC-MPGN
Follow-up
End of Study
Planned Phase 1 Study

Objectives

- **Primary Objective**

  Demonstrate the prevalence, distribution and phenotypic manifestation of CFI mutations in aHUS, C3G, IC-MPGN patients requiring treatment to identify subjects for a future Phase 1 study

- **Secondary Objectives**

  Monitor efficacy / disease status over time during SOC

  Monitor safety and tolerability of SOC

  Record dosing and compliance with SOC

  Monitor QoL measures

Timeline

Observational stage to start enrollment mid-2021

Global phase 1 expected in 2022

Intend to pursue an accelerated regulatory path

© Catalyst Biosciences

Note: aHUS = atypical Hemolytic Uremic Syndrome, C3G = Complement 3 Glomerulopathy, IC-MPGN = Immune-Complex Membranoproliferative Glomerulonephritis

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© Catalyst Biosciences Catalyst C4b degrader complement therapy Classical pathway C4b C4 C2 C1r C1s C4b Degrader Lectin pathway MASP Selective & potent Catalyst’s protease platform allows for tuning specificity to individual targets Leverages CB 4332 protease scaffold + efficient high yield production process No competitors specifically targeting C4b

C4b degraders target multiple high unmet need diseases

US & EU5 patient opportunity



- Nephrology
- Immunology
- Hematology
- Neurology


C4b
Degrader
ALS
32K
GBS
13K
gMG
130K
MMN
4K
CAD
22K
wAIHA
75K
SLE
370K
LN
130K

Note: ALS = Amyotrophic lateral sclerosis, GBS = Guillain-Barré syndrome, gMG = Generalized Myasthenia Gravis, MMN = multifocal motor neuropathy, CAD = Cold agglutinin disease, wAIHA = warm Autoimmune hemolytic anemia, SLE = Systemic lupus erythematosus, LN = Lupus Nephritis,
References: Data on file

© Catalyst Biosciences

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© Catalyst Biosciences Concentration of test article (M) CB 4473 (-) cofactor Potent and specific C4b degrader Engineering specificity Fold change in activity against C4b Fold change in activity against C3b CB 4473 Parent molecule (-) cofactor Parent molecule (+) cofactor C4b degradation Parent molecule CB 4473 demonstrates engineered C4b potency & specificity

DalcA P2b demonstrated efficacy & safety



R318Y
Resistance to antithrombin
T343R
R338E
Increased FVIIIa affinity & procoagulant activity

Differentiated from marketed IV FIXs

+ Small volume SQ administration
+ Enhanced pharmacokinetics with prolonged half-life
+ Excellent extravascular distribution
+ **Target levels >12% achieved with daily SQ 100 IU/kg dosing for 28 days**



102
105
106
107
109
110
Factor IX Activity (%)
40
30
20
10
0
0
7
14
21
28
35
Days
Wash-Out
Target Level

© Catalyst Biosciences

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Catalyst's CB 2679d gene therapy for hemophilia B



Engineered Capsid + Novel Transgene = Lower AAV Dose

FIX Transgene	AAV Capsid	Study Dose (vg/kg)	FIX Activity (U/mL)
CB 2679d-GT	**Novel Chimeric**	**$8.0x10^{10}$**	**20**
Padua	TAK-748*	$7.4x10^{11}$	20
Padua	TAK-748*	$7.4x10^{10}$	1

*Weiller *et al.* (2019) *Blood* Vol. 134, Supplement S1 P4633

Stanford University — License & sponsored research agreement

CB 2679d-GT has a superior profile *vs* Padua in preclinical studies

- Stable high activity levels with 1/10th vector dose in mouse model
- 4 to 5-fold reduction in bleeding time when compared to the Padua
- Potential for improved efficacy & safety at 1-2 log reduced dose

Achieved high initial FIX levels in NHP

- Presented at World Federation of Hemophilia Virtual Summit 2020
- Additional vector optimization & dose ranging studies ongoing

Wholly-owned & issued patents covering gene therapy

© Catalyst Biosciences

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© Catalyst Biosciences Milestones Enroll pivotal P3 Initiate P1/2 in FVII deficiency, Glanzmann Thrombasthenia, and Hemlibra patients Development candidate Q4 2020 MarzAA (FVIIa) DalcA (FIX) CB 2679d-GT (FIX gene therapy) CB 2782-PEG (dAMD) Systemic complement 1H 2021 2H 2021 CB 4332 observational trial C4b degrader update C4b degrader update MarzAA pre-clinical ToB MAA-202 PK MarzAA P3 and P1/2 updates

Thank You © Catalyst Biosciences Nasdaq: CBIO CatalystBiosciences.com